As filed with the Securities and Exchange Commission on October 28, 2003

                                                              File No. 811-03626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 57

                                CITIZENS FUNDS *
               (Exact name of Registrant as specified in charter)

                230 Commerce Way, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110

--------------------------------------------------------------------------------

         * This filing relates only to the Registrant's series Citizens Government Obligations Fund and Citizens Prime Money Market Fund.

                                EXPLANATORY NOTE

         This Registration Statement has been filed by Citizens Funds (the "Registrant") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of beneficial interest of Citizens Government Obligations Fund and Citizens Prime Money Market Fund (the "funds"), each a series of the Registrant, are not being registered under the Securities Act of 1933 (the "1933 Act") since such shares will be issued by the Registrant solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Shares of the funds may only be purchased by "accredited investors," as that term is defined in Regulation D under the 1933 Act, and certain other investors. This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any shares of beneficial interest of the funds.

                                     PART A

         Responses to Items 1, 2, 3, 5 and 9 of Part A are omitted pursuant to General Instruction B.2(b) of Form N-1A.

Item 4. Investment Objectives, Principal Investment Strategies and Related Risks

Citizens Government Obligations Fund and Citizens Prime Money Market Fund are series of Citizens Funds. Citizens Funds is an open-end management investment company which was organized as a trust under the laws of the Commonwealth of Massachusetts on November 19, 1982.

Citizens Government Obligations Fund

The Fund's Goal and Main Strategies

Goal. The fund seeks current income consistent with safety and liquidity.

The fund may change its goal as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval. There can be no assurance that the fund will achieve its goal.

Main Strategies. The fund is a money market fund (also called a money fund). As a money fund, the fund is required to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended. The fund invests primarily in short-term U.S. government obligations and repurchase agreements backed by these obligations. Under normal circumstances, the fund invests at least 80% of its assets in U.S. Government obligations and related investments, including repurchase agreements, and intends to invest substantially all of its assets in these instruments. The U.S. government obligations that the fund invests in may, but need not, be backed by the full faith and credit of the United States. Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. The fund buys only securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so).

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money fund must maintain a dollar-weighted average maturity of no more than 90 days.

Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Main Risks to Fund Investors

Investing in a mutual fund involves risk. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the fund are described below. Please note that there are many other factors that could adversely affect an investment in the fund and that could prevent the fund from achieving its goal, which are not described herein. More information about the risks associated with an investment in the fund appears in Part B to this Registration Statement.

Money Market Instrument Risks. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund. A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

Yield Fluctuation Risk. The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or longer term instruments.

Interest Rate and Market Risk. A major change in interest rates, a significant decline in the value of the fund's investments or another market event could cause the value of the fund's investments, or the fund's yield, to go down.

Inflation Risk. Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

Credit Risk. If a security's issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Any default or decline in credit quality could affect the fund's share price or yield.

Fund investors should bear in mind that the obligations of U.S. government agencies and instrumentalities that the fund invests in may, but need not, be backed by the full faith and credit of the United States.

Citizens Prime Money Market Fund

The Fund's Goal and Main Strategies

Goal. The fund seeks current income consistent with safety and liquidity.

The fund may change its goal as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval. There can be no assurance that the fund will achieve its goal.

Main Strategies. The fund is a money market fund (also called a money fund). As a money fund, the fund is required to comply with the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended. The fund invests in money market instruments: high-quality, short-term debt obligations issued by the U.S. government and its agencies, instrumentalities or by corporations, banks or other financial institutions, and repurchase agreements. The fund's investments may include commercial paper (short-term corporate obligations), asset-backed commercial paper (commercial paper backed by receivables) and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer). Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. The fund buys only securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so).

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money fund must maintain a dollar-weighted average maturity of no more than 90 days.

Although the fund invests in U.S. government obligations, an investment in the fund is neither injured nor guaranteed by the U.S. government.

Our investment approach involves detailed fundamental investment analysis as well as research into the corporate responsibility of individual companies. We look for securities issued by companies that protect human rights, have a history of environmental stewardship demonstrate sound corporate governance and have strong employee and community relations. We will avoid companies that are involved in the manufacturing of specific products that we consider harmful or irresponsible, such as alcohol, tobacco products, nuclear power and weaponry. Nor do we invest in companies that lack diversity on their corporate boards or in their senior management.

Main Risks to Fund Investors

Investing in a mutual fund involves risk. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the fund are described below. Please note that there are many other factors that could adversely affect an investment in the fund and that could prevent the fund from achieving its goal, which are not described herein. More information about the risks associated with an investment in the fund appears in Part B to this Registration Statement.

Money Market Instrument Risk. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund. A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

Yield Fluctuation Risk. The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or longer term instruments.

Interest Rate and Market Risk. A major change in interest rates, a significant decline in the value of the fund's investments or another market event could cause the value of the fund's investments, or the fund's yield, to go down.

Credit Risk. If a security's issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Any default or decline in credit quality could affect the fund's share price or yield.

Credit risk may affect an individual security, an industry, an economic sector (cluster of related industries) or a particular type of security. Fund investors should bear in mind that the obligations of U.S. government agencies and instrumentalities that the fund invests in may, but need not, be backed by the full faith and credit of the United States.

Inflation Risk. Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

Other Policies and Risks Applicable to the Funds

Temporary or Defensive Investments. Under special circumstances -- such as in order to reduce or avoid concentration in an industry or issuer or because of unusual market conditions -- a fund may temporarily depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won't achieve its goal.

More information about the strategies and risks of the funds appears in Part B of this Registration Statement.

Investors should understand that the funds are not required to follow all of the investment techniques described in this Part A or in Part B, and may not invest in all permitted types of securities.

Item 6.  Management, Organization and Capital Structure.

The Investment Adviser

The funds' investment adviser is Citizens Advisers, Inc., 230 Commerce Way, Portsmouth, NH, 03801. The Adviser has served as investment adviser to the funds since their inception, and to the other series of Citizens Funds since 1982. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as the funds' Placement Agent. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of each fund's portfolio. Citizens Advisers also determines which companies meet the funds' fundamental criteria and the Prime Money Market Fund's Social Criteria.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered.

Subadvisers

Citizens Advisers currently does not employ any subadvisers for the funds, but may do so in the future. The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds' trustees but normally without shareholder approval:

     o to hire and replace subadvisers;

     o to change the terms of subadvisory agreements; and

     o to continue to employ subadvisers after an event (such as an acquisition of the subadviser) that otherwise would cause an automatic termination of a subadvisory agreement.

If a subadviser were added or changed for a fund without shareholder approval, this Registration Statement would be revised and shareholders of that fund would be notified.

Citizens Advisers would have ultimate responsibility (subject to oversight by the funds' Board of Trustees) to oversee the subadvisers and recommend their hiring, termination and replacement.

Capital Stock

Shares of the funds may not be transferred or resold except with the prior written consent of the Trust in its sole discretion, but a shareholder may redeem all or any portion of the shareholder's shares at any time at net asset value.

Fees and Expenses.  The funds pay the following fees and expenses:

--------------------------------------------------------------------------------
                              Citizens            Citizens Prime
                             Government            Money Market
                          Obligations Fund             Fund
--------------------------------------------------------------------------------
Management Fees                0.20%                   0.25%
--------------------------------------------------------------------------------
Administrative Fees            0.15%                   0.15%
--------------------------------------------------------------------------------
Other Expenses (2)             0.13%(1)                0.05%
--------------------------------------------------------------------------------
Total:                         0.48%(3)                0.45%(3)
--------------------------------------------------------------------------------

     (1) The amounts set forth in "other expenses" have been estimated based on expenses the fund expects to incur during its current fiscal year.

     (2) Other expenses includes administrative and shareholder service fees. The administrative fee currently is 0.15% of the average net assets of each fund. The shareholder service fee is based on the number of accounts.

     (3) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.20% for the Citizens Government Obligations Fund and 0.25% for the Citizens Prime Money Market Fund. The investment adviser can terminate this voluntary limit at any time.

Item 7.  Shareholder Information

Shares of the funds are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Shares of the funds may only be purchased by "accredited investors" as that term is defined in Regulation D under the 1933 Act, and certain other investors.

The Funds' business hours. The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day.

We reserve the right, in our discretion, to suspend the offering of shares of a fund and to reject any purchase request. We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

How the funds price their shares. Each fund calculates the value of its shares at 2:00 p.m. Eastern Time every day the NYSE is open. On days when the financial markets in which the funds invest close early, net asset value may be calculated as of the earlier close of those markets.

All securities held by the funds are normally valued at amortized cost which is approximately equal to market value and is described in Part B.

Cost of shares when you buy or sell. When you buy shares in one of the funds, your transaction will go through at the next share price calculated for that fund (normally $1.00 per share) after we receive your payment in good funds. Shares may be purchased without a sales load.

When you sell shares in one of the funds, your transaction will go through at the next share price calculated for that fund after your redemption request, in proper form, has been received.

You will receive your redemption proceeds in federal funds normally on the business day you redeem your shares, if you notify us by 2:00 p.m. Eastern time, but in any event within seven days. Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than weekends or holidays) or trading is restricted, or if an emergency exists.

Redemption in kind. Each fund will normally redeem shares for cash, but, a fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.

Minimum investment. The minimum initial investment required is $10,000,000 for the Citizens Government Obligations Fund (or less at the Adviser's discretion). The minimum initial investment required is $1,000,000 for the Citizens Prime Money Market Fund (or less at the Adviser's discretion). There are no minimum subsequent investment amounts for either fund.

Contacting Us with Your Orders. After you have established an account, you may place an order by calling the fund at (888) 219-3853, Extension 3619 and you will become a shareholder after the fund receives your wire transfer of good funds.

Dividends and Distributions

The funds intend to distribute substantially all of their net investment income and capital gains to shareholders each year.

Normal frequency of dividends and distributions. Citizens Government Obligations and Prime Money Market Funds declare dividends daily, pay them monthly and expect to make no capital gains distributions. Shares begin to accrue dividends on the date of purchase provided that payment in good funds is received by 2:00 p.m., Eastern Time. Shares are not entitled to dividends on the day of redemption if the redemption request in proper form is received prior to 2:00 p.m., Eastern Time. A fund won't declare a dividend if it has no net income or capital gains, and it may make additional distributions at any time if tax considerations make it necessary.

Receiving your dividends and distributions. Dividends will be automatically reinvested in additional shares of the same fund unless the shareholder has elected cash payments. Your dividends and distributions will be used to buy additional shares of the same fund, at the NAV calculated on the date the dividends or distributions are paid.

Information regarding dividends and other distributions will be included on your statement.

Taxability of dividends and distributions. You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares. States and political subdivisions thereof are not subject to tax on gross income from the exercise of any essential governmental function.

Distributions paid from ordinary investment income and net short-term capital gains are generally taxable as ordinary income; it is not expected that any fund dividends will qualify for the special tax rates applicable to "qualified dividend income". Any distributions designated as capital gain dividends (paid from net long-term capital gains) will be treated as long-term capital gains for federal tax purposes. Distributions derived from interest on U.S. government securities may be exempt from state and local taxes. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

Tax on dispositions of fund shares. Redeeming (selling) fund shares generally is considered a taxable event. Depending on how much you paid for the shares you are selling, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts or shares held by any State or political subdivision thereof in connection with the exercise of any essential governmental function.

Item 8.  Distribution Arrangements

The exclusive placement agent for each fund is Citizens Securities, Inc. Citizens Securities, Inc. receives no compensation for serving as the funds' exclusive placement agent.

                                     Part B

                                October 28, 2003

Item 10.  Cover Page and Table of Contents

This Part B sets forth information with respect to Citizens Government Obligations Fund and Citizens Prime Money Market Fund (the "Funds", and each individually, the "Fund"), each a series of Citizens Funds, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The date of this Part B and Part A to the Registration Statement for the Funds is November 1, 2003.

Table of Contents                                                         Page

Fund History................................................................10
Description of Each Fund and its Investments and Risks......................10
Management of Each Fund.....................................................18
Control Persons and Principal Holders of Securities.........................23
Investment Advisory and Other Services......................................23
Brokerage Allocation and Other Practices....................................28
Capital Stock and Other Securities..........................................28
Redemption and Pricing of Shares............................................30
Taxation of the Funds.......................................................32
Underwriters................................................................34
Calculation of Performance Data.............................................34
Financial Statements........................................................35

Item 11.  Fund History

         Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of fourteen separate series, each with its own investment objective, assets and liabilities. Citizens Government Obligations Fund and Citizens Prime Money Market Fund were designated series of the Trust on August 19, 2002.

         On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

Item 12.  Description of Each Fund and Its Investments and Risks

         The goals of the Funds are described in Part A of this Registration Statement. Of course there can be no assurance that either Fund will achieve its goal.

         Under the 1940 Act, each Fund is classified as "diversified." A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

        The following information supplements the information in Part A about the Funds' investments and strategies. The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in Part A. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Short-Term Debt Obligations

         The Funds may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances.

         Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

         U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

         Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

         The Funds may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

         Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

Asset-backed Securities

        The Funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

Repurchase Agreements

         The Funds may enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

         The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Private Placements and Illiquid Investments

         Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities

         Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Socially Responsible Investing

         Our goal with the Citizens Prime Money Market Fund is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

         To find these investments, we seek companies that have positive environmental, community and workplace records. At the same time, we avoid companies whose primary business is the manufacture of alcohol, tobacco, nuclear power or conventional or nuclear weaponry. We also avoid companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management. Finally, we avoid companies that we believe treat animals inhumanely.

         Some of the social and environmental screens we use to assess a company's environmental record, community involvement and workplace practices include the following:

          Environment

         We try to avoid investing in companies with consistent or significant violations of environmental laws and regulations, companies with below average environmental records for their industry and companies whose products or processes are particularly damaging to the environment. We seek companies, on the other hand, that are committed to recycling, waste reduction, energy efficiency and other sustainable business practices.

        Workplace

        We try to avoid investing in companies that discriminate on the basis of gender, race, religion, disability or sexual orientation, that engage in unfair labor practices or that lack diversity on their board of directors or in upper management. Instead, we seek companies that have positive records with respect to employee health, safety, compensation and other benefits, and that proactively work to eliminate sweatshop conditions among their overseas subsidiaries, vendors and contract suppliers. We also seek to invest in companies that demonstrate "best practices" related to a number of important corporate governance issues.

        Community

         We try to avoid investing in companies with less than satisfactory records under the Community Reinvestment Act, or companies that have displayed insensitivity to community priorities and concerns. Rather, we seek companies with positive records of local involvement, charitable giving and support for community development initiatives.

Fundamental and Non-Fundamental Policies

         The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Part B means the vote of the lesser of
(i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or
(ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the 1933 Act in selling a security.

     5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

         As a non-fundamental policy, Citizens Government Obligations Fund will, under normal circumstances, invest at least 80% of its assets in U. S. Government obligations and related investments, including repurchase agreements. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Portfolio Turnover

         For the Citizens Government Obligations and Prime Money Market Funds, we generally purchase investments and hold them until they mature. Historically, securities of the U.S. Government and its agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser.

         Portfolio turnover rates will vary, depending on the Fund and its particular investment objective.

More Details on the Funds

         The following are present policies of the Citizens Government Obligations and Citizens Prime Money Market Funds, but may be changed by the Trust's Trustees without a vote of the shareholders of the respective Fund:

         1. Each Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. Each Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Funds' Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. Each Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's, S&P or any other Nationally Recognized Statistical Rating Organization.

         2. Each Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

         3. Each Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Description of Each Fund and its Investments and Risks."

         4. Each Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Trust's Board of Trustees has authorized each Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the non-fundamental investment policies of the Funds under "Description of Each Fund and its Investments and Risks."

         5. Each Fund may not sell short or buy on margin and may not write put or call options.

         Quality and Maturity of Securities

         Because both the Citizens Government Obligations and Citizens Prime Money Market Funds use the amortized cost method of valuation (see "Purchase, Redemption and Pricing of Fund Shares"), neither Fund will purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

         Each Fund may not invest more than 5% of its assets in securities of any one issuer, except for U.S. Government securities. With respect to securities subject to a guarantee or demand feature, each Fund may not invest more than 10% of its assets in the institution that issued the guarantee or demand feature unless the underlying security was issued by a person who does not control or is not controlled by that institution.

         Each Fund also may only invest in securities that are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, each Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Trust's Board of Trustees. If a security is not rated by any NRSRO, each Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, each Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, each Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above and, in the case of a security subject to a conditional demand feature, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

Item 13.  Management of Each Fund

         A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this Part B. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the Funds' Adviser or Placement Agent. These Trustees are also officers of the Funds.(1) The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds' Adviser or Placement Agent. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is currently a Trustee for fourteen funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a Director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with his or her Fund duties is 230 Commerce Way, Portsmouth, NH 03801.

--------------------------------------------------------------------------------
Affiliated Trustees
--------------------------------------------------------------------------------

                            Position(s) w/Funds and            Principal Occupation(s) During
    Name and Age            Date Elected or Appointed                   Past 5 Years
----------------------------------------------------------------------------------------------------------
Sophia Collier              Trustee since 10/91                Portfolio Manager, Citizens Funds,
47                          President, 1991-1998 and           since 3/95
                            since 2002; Chair of Board 1/02    Majority Owner and Chair of Board of
                            -8/02                              Directors, Citizens Advisers, Inc.,
                                                               since 12/91
                                                               President, Citizens Advisers, Inc.,
                                                               12/91-9/98 and since 7/02
                                                               Chair of the Board of Directors,
                                                               Northpoint Technology, Ltd., since 1/97

Mitchell A. Johnson         Trustee 12/97 - 8/01 and since     President, MAJ Capital Management
61                          11/02                              (personal investments), since 8/94
                            Trustee Emeritus 8/01-11/02        Senior Vice President, Corporate
                                                               Finance, Student Loan
                                                               Marketing Association, 5/73-8/94

--------
(1) Sophia Collier and each officer listed as an interested person of the funds, is interested by virtue of their position or affiliation with the funds' investment adviser. Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------

                             Position(s) w/Funds and           Principal Occupation(s) During
    Name and Age            Date Elected or Appointed                   Past 5 Years
----------------------------------------------------------------------------------------------------------
Judy Belk                   Trustee since 5/01                 Vice President and Senior Advisor,
50                                                             Rockefeller Philanthropy Advisors,
                                                               since 2/03
                                                               Senior Advisor and Consultant to
                                                               Philanthropic and Non-Profit
                                                               Organizations, 11/00-1/03
                                                               Vice President, Global Public Affairs,
                                                               Levi Strauss & Co., 6/90-6/00

Walter D. Bristol, Jr.      Trustee since 5/01                 Executive Vice President for Corporate
53                          Vice Chair since 8/02              Operations and Chief Financial Officer,
                                                               American Heart Association, since 5/96

Jeannie H.                  Trustee since 5/01
Diefenderfer                                                   Vice President, Verizon, since 8/02
42                                                             Group President, Verizon, 8/01-7/02
                                                               Senior Vice President, Verizon,
                                                               5/98-7/01
                                                               Executive Director, Verizon, 2/96-4/98

Pablo S. Eisenberg          Trustee since 12/99                Senior Fellow, Public Policy Institute,
71                                                             Georgetown University, since 1/99
                                                               Executive Director, Center for
                                                               Community Change, 5/75-6/98

Orlando Hernandez           Trustee since 8/01                 Vice President of Finance, Texas
56                                                             Instruments, 5/76-4/01

Martha S. Pope              Trustee since 12/99                Senior Advisor for the Northern Ireland
58                          Chair since 8/02                   Peace Negotiations, 1/95-7/98
                                                               Trustee, National Park Foundation,
                                                               since 8/00
                                                               Trustee, Hofstra University, since 6/00

--------------------------------------------------------------------------------
Officers Who Are Not Trustees
--------------------------------------------------------------------------------

                             Position(s) w/Funds and           Principal Occupation(s) During
    Name and Age            Date Elected or Appointed                   Past 5 Years
----------------------------------------------------------------------------------------------------------
Sean P. Driscoll            Treasurer since 3/99               Senior Vice President, Citizens
38                                                             Advisers, Inc, since 4/03
                                                               Vice President, Citizens Advisers,
                                                               Inc., 11/98-4/03
                                                               Director, Fund Administration, State
                                                               Street Bank and Trust Company,
                                                               3/98-11/98
                                                               Vice President, Compliance, Putnam
                                                               Investments, 1/97-3/98

Marcia Kovalik              Secretary since 5/03               Vice President, Citizens Advisers,
40                          Asst. Secretary 5/01-5/03          Inc., since 4/03
                                                               Counsel, Citizens Advisers, Inc.,
                                                               2/01-4/03
                                                               Associate, Boynton, Waldron, Doleac,
                                                               Woodman & Scott, P.A., 9/95-2/01

Alaina Metz(2)              Asst. Secretary since 2/01         Chief Administrative Officer, BISYS
36                                                             Fund Services Ohio, since 6/95
-------------------------------------------------------------------------------------------------------------------

(2)Address:  BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219.

       The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, comprised of non-interested Trustees of the Trust, within the meaning of the 1940 Act.

       The Audit Committee met four times last year to review the internal and external accounting procedures of the other series of the Trust and, among other things, to consider the selection of independent certified public accountants for those series, to approve significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence. The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for non-interested Trustees and for membership on Committees.

--------------------------------

       The Nominating Committee periodically reviews procedures and policies of the Board of Trustees and its Committees and periodically reviews compensation of non-interested Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee did not meet last year. The Board of Trustees of the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.

       The Social Responsibility Committee works in partnership with the Adviser to enhance and promote Citizens Funds' continued leadership in providing socially responsible investments for its shareholders. The Committee met four times last year.

       The following table shows the amount of equity securities owned by each Trustee in all of the funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2002. The Funds had not commenced operations at that time.

                    CITIZENS FUNDS - TRUSTEE OWNERSHIP TABLE

       Name of Trustee           Dollar Range of Equity       Dollar Range of Equity       Aggregate Dollar
                                       Securities             Securities in Citizens       Range of Equity
                                 in Citizens Government      Prime Money Market Fund      Securities in All
                                    Obligations Fund                                        Funds overseen
                                                                                            by Trustee in
                                                                                          Citizens Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------
    Interested Trustees
    -------------------

  Sophia Collier                         None                         None                 Over $100,000

  Mitchell A. Johnson                                                                      $10,001-50,000

--------------------------------------------------------------------------------------------------------------

    Independent Trustees
    --------------------

  Judy Belk                              None                         None                   $1-10,000

  Walter D. Bristol, Jr.                 None                         None                   $1-10,000

  Jeannie H. Diefenderfer                None                         None                      None

  Pablo S. Eisenberg                     None                         None                $10,001 - 50,000

  Orlando Hernandez                      None                         None                      None

  Martha S. Pope                         None                         None                $10,001 - 50,000

         The following compensation table discloses the aggregate compensation from the Trust for services provided for the Trust's fiscal year ended June 30, 2003. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from either Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                       CITIZENS FUNDS - COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------

          Name                 Aggregate             Pension or            Number of               Total
                              Compensation           Retirement             Funds in            Compensation
                             from the Funds           Benefits         Citizens Family of     From Registrant
                                                     Accrued as        Funds Overseen by      and Fund Complex
                                                    Part of Fund            Trustee           Paid to Trustees
                                                      Expenses
-------------------------------------------------------------------------------------------------------------------
  Interested Trustees

Sophia Collier*                   N/A                   N/A                    14                   N/A

Mitchell A. Johnson*              N/A                   N/A                    14                   N/A

-------------------------------------------------------------------------------------------------------------------

  Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Judy Belk                         (1)                   N/A                    14                 $19,500
-------------------------------------------------------------------------------------------------------------------
Walter D. Bristol, Jr.            (1)                   N/A                    14                 $21,375
-------------------------------------------------------------------------------------------------------------------
Jeannie H. Diefenderfer           (1)                   N/A                    14                 $15,750
-------------------------------------------------------------------------------------------------------------------
Pablo S. Eisenberg                (1)                   N/A                    14                 $17,000
-------------------------------------------------------------------------------------------------------------------



Orlando Hernandez                 (1)                   N/A                    14                 $17,000
-------------------------------------------------------------------------------------------------------------------
Martha S. Pope                    (1)                   N/A                    14                 $22,000
-------------------------------------------------------------------------------------------------------------------

*Sophia Collier and Mitchell A. Johnson receive no compensation from the Trust for serving as Trustees.

(1) The Funds are newly organized and paid no Trustee fees during the fiscal year ended June 30, 2003. For the current fiscal year, each Fund will pay its pro rata share of Trustees fees based on its asset size.

Item 14.  Control Persons and Principal Holders of Securities

As of the date of this Part B, there are no shareholders of the Citizens Government Obligations Fund.

As of October 15, 2003, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of the Prime Money Market Fund except as set forth below:

        Shareholder                  Address                Percentage Ownership

Citizens Money Market Fund    230 Commerce Way, Suite 300,          68%
                              Portsmouth, NH 03801

State of Maine                30 State House Station                32%
                              Augusta, ME 04333

The Board of Trustees and officers as a group owned less than 1% of the outstanding shares of the Prime Money Market Fund as of October 15, 2003.

Item 15.  Investment Advisory and Other Services

Adviser

         The Funds are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement ("Management Agreement"). The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to either Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Funds, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds' current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

         The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any subadvisers will be liable for any loss to the Funds sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

         In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services to be provided by the Adviser. The Trustees reviewed information regarding the investment performance of the other series of the Trust for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees to be paid by the Funds. The Trustees reviewed data showing how each Fund's fees and total expense ratios compared with those of comparable funds.

         The Trustees also considered the benefits to the Adviser from soft dollar arrangements with brokers and other fallout benefits to the Adviser. The Trustees reviewed information concerning the level of profits received by the Adviser from its arrangements with the Funds.

         Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Funds, the Management Agreement was reasonable, fair and in the best interests of each Fund and its shareholders. The Trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

         Part A of this Registration Statement contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to each Fund. The Adviser may reimburse either Fund or waive all or a portion of its management fees.

         Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers, Inc. She is the President of Citizens Funds and sits on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass-market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

         Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

Management Fees

         The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

         Each Fund pays the Adviser the following fee for its services as a percentage of each Fund's average annual net assets as follows. The fee is accrued daily and payable twice monthly but in no event less frequently than semi-annually.

         Citizens Government Obligations Fund - 0.20% and Citizens Prime Money Market Fund - 0.25% per annum of average net assets.

         The Citizens Government Obligations Fund has not commenced operations as of the date of this Registration Statement. The Citizens Prime Money Market Fund commenced operations on July 1, 2003 and therefore did not pay the Adviser any advisory fees for the fiscal year ended June 30, 2003.

         The Adviser has voluntarily agreed to limit expenses for the Funds for the fiscal year ending June 30, 2004. If a Fund's aggregate expenses would exceed on a per annum basis the percentage of average daily net assets specified below, the Adviser will reduce its fee by, or refund, the amount of the excess.

--------------------------------------------------------------------------------
Citizens Government Obligations Fund                                     0.20%
--------------------------------------------------------------------------------
Citizens Prime Money Market Fund                                         0.25%
--------------------------------------------------------------------------------

         Not all Fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

Citizens Securities, Inc.

         Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's Placement Agent. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.

Administrative and Shareholder Services

         Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

--------------------------------------------------------------------------------
                Fund                                  Administrative Fee

--------------------------------------------------------------------------------
Citizens Government Obligations Fund                        0.15%
--------------------------------------------------------------------------------
Citizens Prime Money Market Fund                            0.15%
--------------------------------------------------------------------------------

         The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian, Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Registration Statements, proxies and other regulatory filings; and special projects.

         In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

Expenses

         Other expenses to be paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Registration Statements sent to shareholders.

         When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees.

Codes of Ethics

         The Funds, the Adviser and the Placement Agent have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Service Providers

Custodian
         Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
         The transfer agent and dividend-paying agent for the Funds is Citizens Advisers, 230 Commerce Way, Suite 300, Portsmouth, NH 03801. In its capacity as transfer agent and dividend-paying agent, Citizens Advisers is responsible for processing daily purchases and redemptions of fund shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities.

Accounting Agent
         The accounting agent for the Trust is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.

Auditors
         PricewaterhouseCoopers LLP, independent accountants, audits the financial statements of the Funds and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel
         Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

Item 16.  Brokerage Allocation and Other Practices

         The Adviser seeks to obtain for each Fund the best net price and the most favorable execution of orders. The factors the Adviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser in determining the reasonableness of the overall costs.

         Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

         The Adviser will comply with Rule 17e-1 under the 1940 Act in regard to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. There have been no brokerage commissions paid to affiliated brokers during the past three fiscal years.

         In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a sub-adviser exercises investment discretion.

         The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

         No brokerage commissions were paid by either Fund for the fiscal year ended June 30, 2003.

Item 17.  Capital Stock and Other Securities

         The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

         Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

         By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

Voting Rights

         Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

Dividends and Distributions

         The Funds declare any dividends daily and pay them monthly to shareholders. Dividends begin to accrue on the date of purchase provided that payment in good funds is received by wire by 2:00 p.m., Eastern Time. When shares are redeemed, the shares are not entitled to a dividend declared on the day of the redemption if the request for redemption is received prior to 2:00 p.m., Eastern Time. Dividends are automatically reinvested in shares of the same Fund, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be wired the amount of accumulated dividends. For the purpose of calculating dividends, the Funds' daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and
(b) minus all expenses accrued, including interest, taxes and other expense items, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized gains or losses on investments.

Shareholder and Trustee Liability

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 18.  Purchase, Redemption and Pricing of Shares

Redemption Information

         The Trust normally pays redemption proceeds within seven business days after we receive a proper redemption request so long as the redemption request is received by 2:00 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

         The Trustees of the Trust may cause the involuntary redemption of shares of a Fund at any time for any reason the Trustees deem appropriate.

         When you redeem shares of a Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

How We Value Fund Shares

         The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Government Obligations and Prime Money Market Funds under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

         The value of the shares for each Fund is determined at 2:00 p.m., Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

         The Trust's Trustees have determined that it is appropriate for the each Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

         While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

         The Board of Trustees has established procedures designed to stabilize the Net Asset Value of each Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

         Under the procedures that the Trustees have adopted in connection with the valuation of each Fund's securities using the amortized cost method, each Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with $1.00. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.25%. If the deviation from $1.00 per share exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

Item 19.  Taxation of the Fund

Tax Matters

          The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

         Taxation of the Funds

         Federal Taxes. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

         If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

         Massachusetts Taxes. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

         Taxation of Shareholders

         Taxation of Distributions. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. States and political subdivisions thereof are not subject to tax on gross income from the exercise of any essential government function. Distributions generally are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Any distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

         Dividends Received Deduction; Qualified Dividend Income. Since the investment income of each of the Citizens Government Obligations and Prime Money Market Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction for corporations, and no portion will be treated as "qualified dividend income," which is taxed at reduced rates for non-corporate shareholders.

         Withholding for Non-U.S. Persons. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

         Backup Withholding. The Funds are required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the withholding tax applicable to Non-U.S. Persons described in the preceding paragraph. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

         Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales. As noted above, states and political subdivisions thereof generally are not subject to tax on gross income from the exercise of any essential governmental function.

Effects of Certain Investments and Transactions

         Certain Debt Instruments. An investment by a Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

Item 20.  Underwriters

         The exclusive placement agent for each Fund is Citizens Securities, Inc., which receives no compensation for serving in this capacity.

Item 21.  Calculation of Performance Data

How We Calculate Performance

Each Fund's Yield

         Every business day, each Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take the Fund's net investment income per share for the most recent 7 days, annualize it and then divide by the Fund's Net Asset Value per share (expected always to be $1.00) to get a percentage. The effective yield assumes you have reinvested your dividends.

         The current yield of each Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in a Fund's actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

         Compounded effective yield, which may be quoted for each Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
[(base period return + 1)365/7] - 1

         Compounded effective yield information is useful to investors in reviewing the performance of the each Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using the Fund's yield information as a basis for comparison with other investments.

         Since each Fund is invested in short-term money market instruments, the yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Funds.

         Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, may differ from the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

Item 22.  Financial Statements

         The Citizens Government Obligations and the Citizens Prime Money Market Funds have not issued financial statements as of the date of this Registration Statement.

Proxy Voting Guidelines and Procedures

         The Funds consider proxy voting to be an important responsibility. Through proxy voting, the Funds play an important role in guiding businesses toward financial success and responsible social actions. A proxy is a document that provides shareholders with information about issues that will be discussed and voted upon at a stockholders' meeting. Shareholders may attend the meeting and register their votes in person, or mail in their "proxy" ballots. If you own individual shares of stocks, you have probably been asked to vote proxies and are familiar with the ballots.
         The Funds' Board of Trustees has delegated to the Adviser of the Funds the responsibility to vote proxies on behalf of the Funds. Guiding the Funds' proxy voting policies is a dual commitment to shareholders' financial interests and to socially responsible behavior by companies. The Adviser generally votes by mail, but sometimes attends stockholders' meetings to speak out and vote on key social issues. In order to facilitate the actual process of voting proxies, the Adviser has contractually delegated to a third party its administrative duties with respect to voting proxies on behalf of the Funds.

     The Funds' proxy voting guidelines can be grouped into two broad categories:

o Guidelines for Voting Social Issues: Proposals related to social and policy matters are typically brought forward by shareholders with the objective of amending practices or prompting disclosure. For example, proposals may deal with hiring practices, environmental policy or workplace conditions.

o Guidelines for Voting Corporate Governance Issues: These proposals by shareholders or management focus on such matters as executive compensation, corporate actions (e.g., mergers and acquisitions), board of directors' composition, etc.

In order to ensure that the Funds vote proxies in the best interests of shareholders, the Board of Trustees has approved and adopted procedures to properly deal with any material conflicts of interest. The overwhelming majority of proxies voted on behalf of the Funds are voted in accordance with the pre-approved guidelines set forth below. Because these proxies are voted pursuant to pre-determined procedures, the votes are not the product of a conflict of interest. In the limited instances where there Adviser has actual knowledge of a material conflict of interest, between the interests of Fund shareholders and the Adviser or affiliated persons of the Adviser, a proxy voting committee of the Adviser will research the issue and make a unanimous decision regarding how to vote the proxy in a manner that is consistent with the proxy voting procedures and in the best interest of the Funds. If for any reason the Committee is not able to render a decision on how to vote a proxy involving a possible conflict of interest involving the Adviser or an affiliated person of the Adviser, the Committee will delegate to the Funds' Board of Trustees the responsibility to determine how to vote the proxy.

         Below is a general summary of the Funds' proxy voting guidelines. In certain cases the Funds may deviate from these guidelines if, after thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote.

Diversity

The Adviser believes that companies should make every effort to increase diversity on boards of directors and among upper management. There are various reasons to support these initiatives, including the findings of a 1998 study by Hillman, Harris, Cannella and Bellinger, which found that S&P 500 companies with diversity had better shareholder returns with decreased risk to shareholders. The companies with the most women and minority directors produced returns averaging 21% higher than companies with no diversity. Companies with higher levels of diversity are better able to respond to a diverse customer base. Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.

     o The Adviser will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

     o The Adviser will SUPPORT proposals asking management to report on the company's affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

Equality Principles

     o The Adviser will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. The Adviser will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

The Adviser does not invest in companies that conduct animal testing when not required by law. However, companies the Adviser invests in may have conducted animal testing in the past or are required to by law. The Adviser urges these companies to prohibit future animal testing or develop a comprehensive testing policy, and to fund programs that develop alternatives to animal testing. We strongly encourage companies to have their testing facilities certified by internationally recognized organizations, such as the American Association for Accreditation of Laboratory Animal Care.

     o The Adviser will SUPPORT proposals asking companies to phase out or stop animal testing.

     o The Adviser will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, the company commits itself to:

     o Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

     o Clearly define goals and measures of progress;

     o Report to the public the progress towards those goals in a CERES Report format.

     o The Adviser will SUPPORT proposals asking management to endorse the CERES Principles.

Emissions of Pollutants

The Adviser encourages companies to go beyond the requirements of federal, state and local environmental laws or regulations by adopting innovative approaches to preventing pollution, conserving resources and clearly reporting on the environmental impact of operations.

     o The Adviser will SUPPORT proposals that ask management to control emissions of pollutants, except when the company already reports to shareholders on emissions and has clearly defined plans to reduce them from current levels.

Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community.

     o The Adviser will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from

280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger storms, more frequent droughts and increased smog. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement.

     o The Adviser will SUPPORT proposals that ask management to report or take action on climate change, except when a company has already issued a statement recognizing the threats of global warming, with a clear policy to address the issue and meet Kyoto targets.

Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.

o The Adviser will SUPPORT proposals asking management to label, restrict or phase out sales of genetically engineered products.

o The Adviser will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that do not have rigorous labor or environmental codes. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.

     o The Adviser will SUPPORT proposals that ask management to report on global company or contractor labor standards.

     o The Adviser will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions.

     o The Adviser will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Operations in Mexico

In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico. U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods. However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.

     o The Adviser will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

Operations in Burma

The SPCD, the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest. International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease-fire between various ethnic groups. The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.

Although the Adviser will usually avoid companies with operations in Burma, there may be exceptions. The Adviser will follow these guidelines for proposals related to Burma:

     o The Adviser will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime. We will also support resolutions that ask management to suspend all operations in Burma.

     o The Adviser will SUPPORT proposals that ask management to report on operations in Burma.

     o The Adviser will SUPPORT proposals that ask management to use no contractors in or source products from Burma.

China

As an emerging economic power, China manufactures many products for companies in nations around the world. Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods. The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China.

     o The Adviser will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

     o The Adviser will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

Tobacco

The Adviser does not invest in companies that are involved in the production of tobacco, but not media companies that may accept advertising revenue from tobacco companies. The Adviser is concerned by the promotion of tobacco products, particularly when they are targeted at children. Additionally, second-hand smoke can pose health risks in the work environment.

     o The Adviser will SUPPORT proposals to sever the company's links to the tobacco industry.

     o The Adviser will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

     o The Adviser will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.

     o The Adviser will SUPPORT proposals asking companies to affirm political non-partisanship.

     o The Adviser will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions. The Adviser will oppose such proposals if the information is already easily available.

     o The Adviser will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, the Adviser will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

Board of Directors

The Adviser believes that boards are most effective when they include people from diverse backgrounds who are independent from management. This is the most effective way for the board to represent shareholders' interests. The Adviser defines directors as independent when the following criteria are met:

1.   Director is not an employee of the company.

2. Director is not an employee of a significant supplier or customer of the company.

3. Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

4. Director is not a member of an entity that is one of the company's paid consultants or advisors.

5. Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

6. Director does not have any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member's independent judgment.

The Adviser votes in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

o The Adviser will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

o The Adviser will WITHHOLD votes from all directors if less than 50% of directors are independent. Similarly, we withhold votes from all directors if less than 100% of each committee's membership is composed of independent directors. The Adviser considers the audit, compensation and nominating committees to be key committees.

o The Adviser will WITHHOLD votes from members of the audit committee if non-audit fees to the company's independent accountant exceed 25% of aggregate fees. We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.

o The Adviser will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings. We believe each director should devote the time necessary to effectively perform his or her duties as a director.

o The Adviser will WITHHOLD votes from individual directors if they serve on the boards of six (6) or more companies.

o The Adviser will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

Board of Directors - Related Proposals

o The Adviser will SUPPORT proposals to increase diversity and allow union and employee board representation.

o The Adviser will SUPPORT proposals to remove classified boards, and OPPOSE proposals to instate them. Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense. The Adviser believes the annual election of directors make them more accountable to shareholders.

     o The Adviser generally will SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer. Similarly, we SUPPORT proposals asking the Chair to be an independent director.

     o The Adviser will SUPPORT proposals seeking to increase board independence and committee independence. Similarly, we will SUPPORT proposals that require a majority of independent directors on the board and on each committee.

     o The Adviser will SUPPORT proposals that seek to limit director liability. Recent trends indicate a rise in the number of suits filed against company executives. While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

     o The Adviser will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director. Although the Adviser believes it is important to align the interests of board members with shareholders, we do not want ownership requirements to preclude qualified individuals from serving on the board of directors.

     o The Adviser will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

Auditors

The Adviser will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

The Adviser carefully examines the fees paid to the independent auditor, as disclosed in the company's proxy statement, to determine the ratio of non-audit fees to the aggregate. We believe that the objectivity and independence of the auditor is compromised when an overwhelming percentage of fees are obtained from non-audit services.

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. The Adviser is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.

     o The Adviser will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

     o The Adviser will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

     o The Adviser will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

     o The Adviser will OPPOSE management proposals to eliminate preemptive rights.

Corporate Restructuring

The Adviser looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our shareholders and at the social implications to shareholders.

Corporate Takeover Defenses

Greenmail provisions are designed to thwart hostile takeover attempts. The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers. The Adviser believes this practice is not fair to shareholders, as one party receives a premium not available to other shareholders. Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.

     o The Adviser will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as "Poison Pills" are one of the most popular types of corporate defense mechanisms. Shareholders are given rights to purchase shares at a steep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company's outstanding stock. When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price. The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted. Critics say these poison pill plans give directors strong veto powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.

     o The Adviser will SUPPORT resolutions to redeem shareholder rights plans.

     o The Adviser will OPPOSE the adoption of a shareholder rights plan.

Shareholder Issues

     o The Adviser will SUPPORT shareholders' rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

     o The Adviser will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

     o The Adviser will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers.

     o The Adviser will SUPPORT proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, we will OPPOSE proposals to establish those super-majority requirements.

     o The Adviser will SUPPORT proposals asking the company to consider factors other than the interests of shareholders in assessing a merger or takeover bid.

Executive Compensation

The Adviser believes that a properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company. Such a properly implemented program will also align the goals and rewards of employees with those of stockholders. A comprehensive and well-designed compensation program of stock, salary, and bonus components that is clearly understood by all parties can effectively achieve that goal.

Mindful that such compensations should not harm shareholders while enriching executives and employees, the Adviser follows the following guidelines on the various forms of compensation:

     o The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater than 15%. Additionally we will OPPOSE a plan if it has an automatic replenishment feature to add a specified number or percentage of shares for award each year.

     o The Adviser will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options, to grant reload options, or to accelerate the vesting requirements of outstanding options.

     o The Adviser will OPPOSE the approval of a stock option plan if the options are priced at less than 100% of fair market value of the underlying shares on the date of the grant.

     o In general, the Adviser will SUPPORT initiatives seeking shareholder approval of executive compensation packages.

In certain cases the Adviser, on behalf of the Funds, may deviate from these guidelines if a company's particular situation demands it. However, the Adviser is always guided by the best interests of the Funds' shareholders and social mandates.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

(a)

     (1)  Amended and Restated Declaration of Trust
          Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

     (2)  Amendment to Amended and Restated Declaration of Trust.
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

     (3) Amendment to the Amended and Restated Declaration of Trust (designation of classes)
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

(b)  Amended and Restated By Laws
     Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

(c)  Not applicable.

(d) Amended and Restated Management Agreement with Citizens Advisers, Inc. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

(e)  Placement Agency Agreement with Citizens Securities, Inc.
     Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

(f) Not applicable.

(g)

     (1)  Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

     (2) Letter Agreement adding Citizens Government Obligations and Prime Money Market Funds to the Custody Agreement.
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's

          Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

     (3)  Amendment to Custody Agreement with Fifth Third Bank
          Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

(h)

     (1) Administrative and Shareholder Services Agreement with Citizens Advisers, Inc.
          Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

     (2) Letter Agreement adding the Citizens Government Obligations and Prime Money Market Funds to the Administrative and Shareholder Services Agreement.
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

     (3)  Transfer Agency Agreement with Citizens Advisers, Inc.
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

     (4)  Fund Accounting Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on September 24, 2001.

     (5) Letter Agreement adding Citizens Government Obligations and Prime Money Market Funds to the Fund Accounting Agreement.
          Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

     (6)  Amendment to Fund Accounting Agreement with BISYS
          Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Not Applicable.

(p) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.

     Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

(q)  Powers of Attorney.
     Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

Item 24. Persons Controlled by or under Common Control with the Fund.

     o See the Part A and Part B regarding the Registrant's control relationships.

     o Citizens Funds is a Massachusetts business trust.

     o Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

Item 25.     Indemnification.

Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 5 of the Registrant's Placement Agency Agreement with Citizens Securities, Inc., filed herewith; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26. Business and other Connections of Investment Adviser.

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
Sophia Collier, Trustee and President, Citizens Funds
Chair of Board (since 1991) and President (1991 to 1998 and since July, 2002), Citizens Advisers, Inc.
Chair of the Board of Directors, Northpoint Technology, Ltd. (Since January,
1997)

Candace R. Corvey, Vice President, University of New Hampshire

John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston
Chair, New England Circle, Inc.

Jane E. Newman, Executive Dean, John F. Kennedy School of Government (August
2000) Managing Director, The Commerce Group (January 1999 to August 2000)

Sean P. Driscoll, Treasurer, Citizens Funds
Senior Vice President, Citizens Advisers, Inc. (since April 2003)
Vice President, Citizens Advisers, Inc. (October, 1988 to 2003)

Director of Fund Administration, State Street
Bank and Trust Company (March 1998 to November 1998)
Vice President of Compliance, Putnam Investments (January, 1997 to March 1998)

Marcia S. Kovalik, Secretary, Citizens Funds
Vice President, Citizens Advisers, Inc. (Since April, 2003)
Counsel, Citizens Advisers, Inc. (February, 2001 to April, 2003)
Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A. (September 1995 to February 2001)

Item 27. Principal Underwriters

(a) Citizens Securities, Inc. is the distributor for Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund, Citizens Investment Grade Bond Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund.

(b) Sophia Collier, 230 Commerce Way, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.

     Candace Corvey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

     John P. Dunfey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

     Jane E. Newman, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

     Sean P. Driscoll, 230 Commerce Way, Portsmouth, NH, is the Treasurer of Citizens Funds and a Senior Vice President of Citizens Securities, Inc.

     Marcia Kovalik, 230 Commerce Way, Portsmouth, NH, is the Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.

(c)  Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Fund Accounting Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinatti, Ohio 45263.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and the State of New Hampshire on the 28th day of October, 2003.

                                  CITIZENS FUNDS,
                                  On behalf of Citizens Government Obligations
                                  Fund and Citizens Prime Money Market Fund

                                  By /s/ Sean P. Driscoll
                                     --------------------
                                         Sean P. Driscoll, Treasurer